Exhibit 77C
          Kemper Global Income Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5829
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               11,322,169
                       WITHHELD             364,628

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               11,338,530
                       WITHHELD             348,267

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               11,337,362
                       WITHHELD             349,435

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               11,333,856
                       WITHHELD             352,941

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               11,333,856
                       WITHHELD             352,941

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR               11,316,326
                       WITHHELD             370,471












          Exhibit 77C
          Kemper Global Income Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5829
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               11,336,193
                       WITHHELD             350,604

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               11,330,350
                       WITHHELD             356,447

                  Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR               11,335,024
                       WITHHELD             351,773



          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR               11,106,677
                       AGAINST              146,496
                       ABSTAIN              433,624



          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR               10,775,157
                       AGAINST              261,842
                       ABSTAIN              649,798



















          Exhibit 77C
          Kemper Global Income Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5829
          Page 3

          Item 4B:  New Rule 12B-1 Distribution Plan (For Class B
          Shareholders Only)

                       Vote             Number
                       ----             -----------
                       FOR                3,186,188
                       AGAINST               79,786
                       ABSTAIN              246,842

          Item 4C: New Rule 12B-1 Distribution Plan (For Class C
          Shareholders Only)

                       Vote             Number
                       ----             -----------
                       FOR                    7,758
                       AGAINST                    0
                       ABSTAIN                    0





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